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                                                               EXHIBIT 10.13

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of this 1/st/ day of March, 1999, by and among SCIQUEST.COM, INC., a Delaware corporation (the "Company"), and the undersigned holder of Series C Convertible Preferred Stock of the Company (the "Series C Holder").

          WHEREAS, the Series C Holder has agreed to purchase 89,704 shares of the Series C Convertible Preferred Stock of the Company (the "Shares"); and

          WHEREAS, the Company has agreed to provide the Series C Holder with certain rights relating to the registration and sale of the Shares.

          NOW, THEREFORE, in consideration of the covenants and promises contained herein, the parties agree as follows:

                        ARTICLE 1 - REGISTRATION RIGHTS
                        -------------------------------

          1.1  Definitions.  For purposes of this Article 1, the following terms
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shall have the following respective meanings:

          (a) "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

          (c) "Common Stock" shall mean the Class A Common Stock, no par value per share, of the Company.

          (d) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement by the Commission.

          (e) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable upon conversion of the Shares and (ii) any other shares of Common Stock issued in respect of the Shares (on account of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided,
                                                                    --------
however, that shares of Common Stock which are Registrable Shares shall cease to
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be Registrable Shares (i) upon any sale pursuant to a Registration Statement or
Rule 144 under the Act or (ii) upon any sale in any manner to a person or entity which, by virtue of Section 1.10 of this Agreement, is not entitled to the rights provided by this Agreement.

          1.2  Piggyback Registration.  Subject to Section 1.8 of this
               ----------------------
Agreement, if at any time the Company proposes to register any of its securities under the Act, either for its own account or
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for the account of others, in connection with the public offering of such securities solely for cash, on a registration form that would also allow the registration of the Registrable Securities, the Company shall, each such time, promptly give the Series C Holder written notice of such proposed registration. This provision shall not apply to a registration solely of securities issued or issuable in connection with any stock option plan or other employee benefit plan or in connection with a merger or acquisition. Upon receipt by the Company of the written request of the Series C Holder given within twenty (20) days after mailing of any such notice by the Company, the Company shall use its best efforts to cause to be included in such registration under the Act all the Registrable Securities that the Series C Holder has requested be registered.

          1.3  Obligations of the Company.  Whenever required under this
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Agreement to use its best efforts to effect the registration of any Registrable
Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the Commission a registration statement covering such Registrable Securities and use its best efforts to cause such registration statement to be declared effective by the Commission as expeditiously as possible and to keep such registration effective until the earlier of (i) the date when all Registrable Securities covered by the registration statement have been sold or (ii) 180 days from the effective date of the registration statement.

          (b) Prepare and file with the Commission such amendments and post-effective amendments to such registration statement as may be necessary to keep such registration statement effective during the period referred to in Section 1.3(a) and to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the Act.

          (c) Furnish to the Series C Holder such numbers of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus), and each supplement thereto as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the Registrable Securities under the securities laws of such jurisdictions in which the Company shall also register securities to be sold by the Company pursuant to the same registration under the Act.

          (e) Promptly notify the Series C Holder (if such Series C Holder holds Registrable Securities) at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of the Series C Holder, the Company will prepare promptly a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not

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contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

     (f) Provide a transfer agent for all such Registrable Securities not later than the effective date of such registration statement.

     (g) Enter into underwriting agreements and related agreements in customary form for any primary offering.

     (h) Promptly notify the Series C Holder (if such Series C Holder holds Registrable Securities) and the underwriters, if any, of the following events and (if requested by any such person) confirm such notification in writing: (1) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such documents, (2) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (3) the issuance of any stop order suspending the effectiveness of the registration statement, and (4) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction.

     (i) Whenever any provision of this Agreement requires the Company to furnish any information to the Series C Holder or its agents or representatives, the Company may require any such person or entity to execute and deliver a reasonable confidentiality agreement, agreement to refrain from trading or any other agreement necessary or prudent to protect the Company or its officers, directors and employees against insider trading liabilities and may restrict access to confidential trade secret information.

     1.4  Furnish Information.  In the event of any registration by the
          -------------------
Company, the Series C Holder shall furnish to the Company such information regarding itself, the Registrable Securities and other securities of the Company held by such holder, and the intended method of disposition of such Registrable Securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company. It shall be a condition precedent to the obligation of the Company to include any Registrable Securities of the Series C Holder in a registration effected pursuant to this Agreement for the Series C Holder to have provided the Company with such written information regarding the registration of such Registrable Securities as the Company shall reasonably request.

     1.5  Suspension of Disposition of Registrable Securities.  The Series C
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Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.3(e) or 1.3(h)(2), 1.3(h)(3) or 1.3(h)(4) hereof, the Series C Holder will forthwith discontinue disposition of Registrable Securities until its receipt of copies of a supplemented or amended prospectus contemplated by Section 1.3(e) hereof, or until it is advised in writing by the Company that the use of the

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prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, or in the case of Section 1.3(h)(2), 1.3(h)(3) or 1.3(h)(4), until the Company notifies the Series C Holder in writing that sales of Registrable Securities may continue. If so directed by the Company, the Series C Holder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the Series C Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     1.6   Expenses of Registration.
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  The Series C Holder shall bear the fees and expenses of their such holder's own counsel and shall bear any additional registration and qualification fees and expenses (including underwriters' discounts and commissions and transfer taxes), and any additional costs and disbursements of counsel for the Company that result solely from the inclusion of Registrable Securities held by the Series C Holder in such registration. All other expenses of such registrations shall be borne by the Company.

     1.7   Underwriting Requirements; Priorities.
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     (a)   The Company shall have the right to select the investment banker(s)
and/or manager(s) to administer any offering to which this Agreement is applicable. If a registration is an underwritten primary registration on behalf of the Company (without regard to registration rights arising hereunder or under any other agreement), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold at the desired price in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Series C Holder and the securities requested to be included therein by holders of securities with contractual registration rights other than the Series C Holder, pro rata among the holders of all such securities on the basis of the number of Registrable Securities or shares requested to be included therein, and (iii) third, other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares requested to be registered. If a registration is an underwritten secondary registration on behalf of holders of securities of the Company, or a combined primary and secondary offering, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold at the desired price in such offering, the Company will include in such registration (i) first, securities the Company proposes to sell, (ii) second, the securities requested to be included therein by holders of securities with contractual registration rights that are senior to those of the Series C Holder, pro rata among the holders of such securities on the basis of the number of shares requested to be included therein, (iii) third, the securities requested to be included therein by the Series C Holder and by the holders of securities with contractual registration rights that are in parity with the rights of the Series C Holder, pro rata among such Series C Holder and other holders on the basis of the number of

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shares requested to be included therein, and (iv) fourth, other securities requested to be included in such registration, including securities to be sold by holders without contractual registration rights.

     (b) The Series C Holder may not participate in any underwritten registration hereunder unless the Series C Holder (i) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     1.8   Limitation of the Company's Obligations.
           ---------------------------------------

     (a) The Company may, in its sole discretion, postpone or withdraw any registration in which Registrable Securities have been included pursuant to this Agreement without obligation to the Series C Holder.

     (b) The Company shall not be obligated under this Agreement to register or include in any registration Registrable Securities that the Series C Holder has requested to be registered if the Company shall furnish the Series C Holder with a written opinion of counsel reasonably satisfactory to the Series C Holder, that all Registrable Securities that the Series C Holder holds may be publicly offered, sold and distributed without registration under the Act pursuant to Rule 144 promulgated by the Commission under the Act in any three-month period without restriction as to the amount of securities that can be sold.

     (c) The Company may, in its sole discretion, grant to any owner of securities of the Company registration rights of any kind or nature.

     1.9   Lockup Agreement.  For so long as the Series C Holder has the right
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to have Registrable Securities included in any registration pursuant to this
Agreement, the Series C Holder agrees in connection with any registration of the Company's securities, upon the request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, pledge, grant any option for the purchase of or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, during the seven (7) days prior to and during the 180-day period beginning on the effective date of such registration, as the Company or the underwriters may specify. This provision shall apply whether or not any Registrable Securities of the Series C Holder are included in the offering.

     1.10  Transfer of Registration Rights.  Provided that the Company is given
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written notice by the Series C Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned and such transferee agrees in writing to be bound by the terms of this Agreement,

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the registration rights under this Agreement may be transferred in whole or in part at any time to any transferee of Registrable Securities. Upon such transfer, the transferee shall be deemed to be the Series C Holder for all purposes hereunder.

     1.11 Indemnification and Contribution. In the event any Registrable
          --------------------------------
Securities are included in a registration statement under this Agreement:

     (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify and hold harmless the Series C Holder (if such holder's Registrable Securities are included in a registration), each director, officer, partner, employee, or agent for the Series C Holder, any underwriter (as defined in the Act) for the Series C Holder, and each person, if any, who controls the Series C Holder or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act and applicable state securities laws insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such person or entity for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of the Series C Holder, underwriter or controlling person.

     (b) To the fullest extent permitted by law, the Series C Holder (if such holder's Registrable Securities are included in a registration under this Agreement), will, and hereby does, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, and any underwriter for the Company (within the meaning of the Act), against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person or underwriter may become subject, under the Act and applicable state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement

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of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the Series C Holder expressly for use in connection with such registration; and the Series C Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Series C Holder (which consent shall not be unreasonably withheld).

     In no event shall the liability by reason of this contractual indemnity of the Series C Holder hereunder be greater than the dollar amount of the proceeds received by the Series C Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. If the Series C Holder is required to indemnify the Company as provided above, it shall cease to have the right to participate in any other registration pursuant to this Agreement.

     (c) In order to provide for just and equitable contribution to joint liability under the Act in circumstances in which the indemnity provisions provided for in this section are for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms; then, in each such case, the Company and the Series C Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions as shall be appropriate to reflect the relative fault of the Company, on the one hand, and the Series C Holder, on the other hand, with such relative fault determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Series C Holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case,
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(A) the Series C Holder will not be required to contribute any amount in excess of the proceeds to it of all Registrable Securities sold by it pursuant to such registration statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

                           ARTICLE 2 - MISCELLANEOUS
                           -------------------------

     2.1  Amendments and Waivers. The provisions of this Agreement, including
          ----------------------
the provisions of this sentence, may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, by written consent of the Company and

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the Series C Holder. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     2.2  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     2.3  Headings.  The headings in this Agreement are for convenience of
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reference only and shall not limit or otherwise affect the meaning hereof.

     2.4  Notices.  All notices required or permitted to be sent shall be sent
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to the addresses of the parties set forth on their respective signature pages, or to such other address as any party shall provide to the other parties in a notice sent in accordance with this Agreement. Any notice sent by registered or certified mail, return receipt requested, or by Federal Express or other reputable nationwide overnight delivery service, shall be deemed to have been received by the party to whom it was sent upon receipt of confirmation of delivery if sent by registered or certified mail and one day following the date it was sent if sent by Federal Express or other reputable nationwide overnight delivery service. Any notice sent by any other means shall be deemed to have been received when it is actually received at the address provided above.

     2.5  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of North Carolina.

     2.6  Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     2.7  Entire Agreement.  This Agreement is intended by the parties as a
          ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. Nothing in this Agreement shall preclude the Company from entering into any other agreement having the same or different terms with any third party with respect to registration rights or related matters.

     2.8  Parties Benefited.  Nothing in this Agreement, express or implied, is
          -----------------
intended to confer upon any third party any rights, remedies, obligations or liabilities.

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement under seal as of the date provided below.

                         THE COMPANY:

                         SCIQUEST.COM, INC.


                         By:  /s/ James J. Scheuer
                              -----------------------
                         Name:  James J. Scheuer
                         Title: Chief Financial Officer


                         THE SERIES C HOLDER:


                            /s/ Antony Francis
                         ----------------------------
                         Antony Francis


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